Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Jason Fredette, Director, Investor Relations
(617) 796-8320
www.sirreit.com

Select Income REIT Declares Conditional Pro Rata Distribution in Preparation for Merger with Cole Corporate Income Trust

Newton, MA (January 16, 2015): Select Income REIT (NYSE: SIR) today announced that its Board of Trustees has declared a prorated common share distribution, conditioned upon the completion of the pending merger with Cole Corporate Income Trust, Inc. (CCIT).  The prorated distribution is intended to align the two companies’ distributions for the first quarter of 2015.

The prorated distribution is contingent upon the merger being completed during the first quarter of 2015, will be based upon SIR’s current quarterly common share distribution of $0.48 per quarter and will be payable in cash 30 days after the record date to SIR shareholders of record as of the close of business on the last business day immediately prior to the effective date of the merger. The dividend amount will be equal to $0.0053 multiplied by the number of days from and including January 1, 2015 to the day immediately prior to the merger’s effective date.

SIR’s Board of Trustees also reiterated its intent to increase SIR’s regular quarterly common share distribution by $0.02 to $0.50 ($2.00 per share per year) upon the closing of the merger and anticipates that, following the closing of the merger, it will declare a pro rata stub distribution for the remainder of the first quarter of 2015 at this new rate in the ordinary course.

Completion of the merger is contingent upon approval by SIR and CCIT shareholders. Both companies are scheduled to hold special meetings on January 27, 2015, and the merger is expected to become effective two business days following the satisfaction or waiver of all closing conditions.

Select Income REIT is a real estate investment trust, or REIT, which owns properties that are primarily net leased to single tenants.  SIR is headquartered in Newton, MA.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER SIR USES WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, OR SIMILAR EXPRESSIONS, SIR IS MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON SIR’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. SIR’S ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•                 THIS PRESS RELEASE REFERS TO A MERGER TRANSACTION BY WHICH SIR HAS AGREED TO ACQUIRE CCIT. THE CLOSING OF THIS TRANSACTION IS SUBJECT TO CONDITIONS AND

CONTINGENCIES INCLUDING APPROVAL BY SIR’S AND CCIT’S SHAREHOLDERS. SIR CAN PROVIDE NO ASSURANCE THAT THESE CONDITIONS AND CONTINGENCIES WILL BE SATISFIED. ACCORDINGLY, SIR CAN PROVIDE NO ASSURANCE THAT THIS TRANSACTION WILL BE CONSUMMATED, THAT IT WILL NOT BE DELAYED OR THAT ITS TERMS WILL NOT CHANGE.  IF THE TRANSACTION DOES NOT CLOSE, THE CONDITIONAL DISTRIBUTION APPROVED BY THE SIR BOARD OF TRUSTEES WILL NOT BE PAID.

•                 THIS PRESS RELEASE STATES THAT SIR AND CCIT PLAN TO HOLD THEIR RESPECTIVE SPECIAL SHAREHOLDERS MEETINGS ON JANUARY 27, 2015. THE SIR AND/OR CCIT SPECIAL MEETINGS MAY BE POSTPONED OR ADJOURNED TO A LATER DATE OR DATES.

•                 THIS PRESS RELEASE STATES THAT SIR’S BOARD OF TRUSTEES EXPECTS TO RAISE SIR’S REGULAR QUARTERLY COMMON SHARE DISTRIBUTION BY $0.02 TO $0.50 ($2.00 PER SHARE PER YEAR) UPON THE CLOSING OF SIR’S ACQUISITION OF CCIT. SUCH AN INCREASE IS NOT GUARANTEED TO OCCUR. ADDITIONALLY, AN IMPLICATION OF THIS STATEMENT MAY BE THAT SIR WILL CONTINUE TO PAY REGULAR QUARTERLY COMMON SHARE DISTRIBUTIONS OF $0.50 PER SHARE PER QUARTER OR $2.00 PER SHARE PER YEAR THEREAFTER. HOWEVER, SIR’S COMMON SHARE DISTRIBUTION RATES ARE SET AND RESET FROM TIME TO TIME IN THE DISCRETION OF SIR’S BOARD OF TRUSTEES. THE SIR BOARD CONSIDERS MANY FACTORS WHEN SETTING SIR’S DISTRIBUTION RATES INCLUDING SIR’S HISTORICAL AND PROJECTED INCOME, SIR’S HISTORICAL AND PROJECTED NORMALIZED FUNDS FROM OPERATIONS, SIR’S CURRENT AND EXPECTED NEEDS FOR AND AVAILABILITY OF CASH, THE DISTRIBUTION RATE REQUIRED TO MAINTAIN SIR’S TAX STATUS AS A REIT, AND OTHER MATTERS DEEMED RELEVANT BY SIR’S BOARD. SIR CAN PROVIDE NO ASSURANCE REGARDING THE AMOUNT OF FUTURE DISTRIBUTIONS. IN FACT, SIR’S FUTURE QUARTERLY DISTRIBUTIONS MAY BE LESS THAN $0.50 PER SHARE AND LESS THAN $2.00 PER SHARE PER YEAR.

THE INFORMATION CONTAINED IN SIR’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER “RISK FACTORS” IN SIR’S PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE SIR’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN ITS FORWARD LOOKING STATEMENTS. SIR’S FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON SIR’S FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, SIR DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT

In connection with the proposed merger transaction, SIR has filed with the SEC a registration statement on Form S-4, as amended, and a definitive joint proxy statement/prospectus, and SIR and CCIT may file other documents with respect to the proposed transaction between SIR and CCIT. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE REGISTRATION STATEMENT OR JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The definitive joint proxy statement/prospectus has been mailed to SIR shareholders and CCIT stockholders. Investors may obtain a free copy of the registration statement, the definitive joint proxy statement/prospectus and other relevant documents filed with the SEC (when they become available) at the SEC’s website at www.sec.gov. In addition, investors may obtain free copies of SIR’s filings with the SEC from SIR’s website at www.sirreit.com and free copies of CCIT’s filings with the SEC from its website at www.colecapital.com.

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction in connection with the proposed merger of CCIT with and into SIR’s merger subsidiary, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

PARTICIPANTS IN THE SOLICITATION

SIR, its Trustees and certain of its executive officers, CCIT, its directors and certain of its executive officers, Reit Management & Research LLC, SIR’s manager, and Cole Corporate Income Advisors, LLC, CCIT’s advisor, and certain of their directors, officers and employees may be deemed participants in the solicitation of proxies from SIR’s shareholders in respect of the approval of the issuance of SIR common shares in the merger and from CCIT’s stockholders in respect of the approval of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of SIR’s shareholders and CCIT’s stockholders in connection with the proposed transaction is set forth in the definitive joint proxy statement/prospectus and the other relevant documents filed by SIR and CCIT with the SEC. You can find information about SIR’s Trustees and executive officers in its definitive proxy statement for SIR’s 2014 Annual Meeting of Shareholders filed with the SEC on Schedule 14A on April 7, 2014. You can find information about CCIT’s directors and executive officers in its definitive proxy statement for CCIT’s 2014 Annual Meeting of Stockholders on Schedule 14A dated April 8, 2014 and its Current Reports on Form 8-K, which are filed with the SEC. These documents are available free of charge on the SEC’s website and from SIR or CCIT, as applicable, using the sources indicated above.

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